RESTATED CHARTER

                                       OF
                         CAROLINA POWER & LIGHT COMPANY

         The undersigned corporation, pursuant to action by its shareholders, hereby executes this Restated Charter for the purpose of integrating into one document its Articles of Incorporation, entitled Agreement of Merger of Tidewater Power Company with and into Carolina Power & Light Company and all amendments thereto:

         FIRST: The name of the corporation is Carolina Power & Light Company ("Company").

         SECOND: The location of the principal office of the Company in the State of North Carolina shall be at Raleigh.

         THIRD: The object or objects for which the Company is to exist are the following, to wit:

                  The object or objects of the Company and in aid thereof and in addition thereto the following object or objects the enumeration of which shall not limit or restrict or be held to limit or restrict in any manner the object or objects of the Company, namely:

                  To acquire, buy, hold, own, sell, lease, exchange, dispose of, finance, deal in, construct, build, equip, improve, use, operate, maintain and work upon:

                  (a) Any and all kinds of plants and systems for the manufacture, storage, utilization, supply, transmission, distribution, or disposition of electricity, gas, water or steam, or power produced thereby, or of ice and refrigeration, of any and every kind, or telegraphs or telephones, or for the transmission of information, or any thereof;

                  (b) Any and all kinds of street railways (except railroads) and bus lines for the transportation of passengers and/or freight, transmission lines, systems, appliances, equipment and devices and tracks, stations, buildings and other structures and facilities;

                  (c) Any and all kinds of works, power plants, substations, systems, tracts, machinery, generators, motors, lamps, poles, pipes, wires, cables, conduits, apparatus, devices, supplies and articles of every kind pertaining to or in anywise connected with the construction, operation or maintenance of street railways (except railroads) and bus lines or in anywise connected with the manufacture, purchase, use, transmission, distribution, regulation, control or application of electricity, gas, light, heat, refrigeration, ice, water, power, telephones and telegraphs, or any other purposes;

                  To acquire, buy, hold, own, sell, lease, exchange, dispose of, distribute, deal in, use, produce, furnish and supply electricity, gas, light, heat, refrigeration, ice, water and power and any other power or force in any form and for any purpose whatsoever;

                  To carry on the business of general brokers and dealers in stocks, bonds, securities, mortgages and other choses in action, including the acquisition thereof by original subscription; to make investments in such property and to hold, manage, mortgage, pledge, sell, and dispose of the same in like manner as individuals may do;

                  To carry on in States and jurisdictions when and where permissible by the laws of such States and jurisdictions, the business of constructing and operating or aiding in the construction and operation of street railways, telegraph and telephone companies, gas and electric companies.

                  To acquire, organize, assemble, develop, build up and operate, constructing and operating and other organizations and systems and to hire, sell, lease, exchange, turn over, deliver and dispose of such organizations and systems in whole or in part, and as going organizations and systems and otherwise, and to enter into and perform contracts, agreements and undertakings of any kind in connection with any or all of the foregoing purposes;

                  To do a general contracting business;

                  To purchase, acquire, hold, own, develop and dispose of lands, interests in and rights with respect to lands and waters and fixed and movable property, franchises, concessions, consents, privileges and licenses in its opinion useful or desirable for or in connection with the foregoing purposes;

                  To underwrite, acquire by purchase, subscription or otherwise, and to own, hold for investment or otherwise, and to use, sell, assign, transfer, mortgage, pledge, exchange or otherwise dispose of real and personal property of every sort and description and wheresoever situated, including shares of stock, bonds, debentures, notes, scrip, warrants, securities, evidences of indebtedness, contracts or obligations of any corporation or corporations, association or associations, domestic or foreign, or of any firm or individual of the United States or any state, territory or dependency of the United States or any foreign country, or any municipality or local authority within or without the United States, and also to issue in exchange therefor stocks, bonds or other securities or evidences of indebtedness of the Company, and while the owner or holder of any such property, to receive, collect and dispose of the interest, dividends and income on or from such property and to possess and exercise in respect thereto all of the rights, powers and privileges of ownership, including all voting powers thereon;

                  To aid in any manner any corporation or association, domestic or foreign, or any firm or individual, any shares of stock in which or any bonds, debentures, notes, securities, evidences of indebtedness, contracts, or obligations of which are held by or for the Company, directly or indirectly, or in which, or in the welfare of which, the Company shall have any interest, and to do any acts designed to protect, preserve, improve or enhance the value of any property at any time held or controlled by the Company or in which it may be at any time interested, directly or indirectly or through other corporations or otherwise; and to organize or promote or facilitate the organization of subsidiary companies.


                  IN FURTHERANCE AND NOT IN LIMITATION of the general powers conferred by the laws of the State of North Carolina and of the objects and purposes hereinbefore stated, it is hereby expressly provided that the Company shall also have the following powers, that is to say:

                           To do any or all things set forth to the same extent and as fully as natural persons might or could do, and in any part of the world, and as principal, agent, contractor or otherwise, and either alone or in conjunction with any other persons, firms, associations or corporations;

                           To borrow money, to issue bonds, promissory notes, bills of exchange, debentures and other obligations and evidences of indebtedness, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed or in payment for property purchased or acquired or for any other lawful object; to mortgage or pledge all or any part of its properties, rights, interests and franchises, including any or all shares of stock, bonds, debentures, notes, scrip, warrants or other obligation or evidences of indebtedness at any time owned by it;

                           To guarantee the payment of dividends upon any capital stock and to endorse or otherwise guarantee the principal or interest, or both, of any bonds, debentures, notes, scrip or other obligations or evidences of indebtedness, or the performance of any contract or obligation, of any other corporation or association, domestic or foreign, or of any firm or individual in which the Company may have a lawful interest, in so far and to the extent that such guaranty may be permitted by law;

                           To  purchase or  otherwise  acquire its own shares of
         stock (so far as may be permitted by law), and its bonds, debentures, notes, scrip, warrants or other securities or evidences of indebtedness, and to cancel or to hold, sell, transfer or reissue the same;

                           To do all and everything necessary or convenient for the accomplishment of the objects herein enumerated, and in general to carry on any lawful business, incidental, necessary or convenient to any of said objects but nothing herein contained is to be construed as authorizing the Company to carry on the business of railroads other than street railways, or banking or insurance or of building and loan associations.

                           Nothing herein shall be deemed to limit or exclude any power, right or privilege given to the Company by law or construed to give the Company any rights, powers or privileges not permitted by the laws of the State of North Carolina to corporations organized under the statutes of the State of North Carolina for the general purposes for which the Company is organized.

                           The foregoing clauses shall be construed as objects, purposes and powers and it is hereby expressly provided that the foregoing specific enumeration shall not be held to limit or restrict in any manner the powers of the Company.

         FOURTH: The total number of the authorized shares of the Company is 135,300,000 shares divided into 300,000 shares of $5 Preferred Stock (hereinafter called "$5 Preferred Stock"), 20,000,000 shares of Serial Preferred Stock (hereinafter called "Serial Preferred Stock"), 5,000,000 shares of Preferred Stock A (hereinafter called "Preferred Stock A"), 10,000,000 shares of Preference Stock, (hereinafter called "Preference Stock"), and 100,000,000 shares of Common Stock, all without nominal or par value.

         The preferences, limitations and relative rights of each said classes of stock shall be as follows:

                        PREFERRED STOCKS AND COMMON STOCK

         (1)(a) The Board of Directors is authorized to establish and issue at any time and from time to time (i) one or more series of Serial Preferred Stock which shall be of equal rank and identical in all respects except that there may be variations between series in the following relative rights and preferences:
Dividend rates, redemption prices and the terms and conditions on which shares may be redeemed, sinking fund provisions for the redemption or purchase of shares, amounts payable upon voluntary or involuntary liquidation, and terms and conditions on which shares may converted, if shares are issued with the privilege of conversion, and bearing such series' designations, all as may be fixed by the Board of Directors and stated or expressed in the resolution or resolutions establishing the respective series of such stock, the authority for which is hereby expressly vested in the Board of Directors, and (ii) one or more series of Preferred Stock A which shall be of equal rank and identical in all respects except that there may be variations between series in the following relative rights and preferences: dividend rates, redemption prices and the terms and conditions on which shares may be redeemed, sinking fund provisions for the redemption or purchase of shares, the amounts payable upon voluntary or involuntary liquidation, and terms and conditions on which shares may be converted, if shares are issued with the privilege of conversion, and bearing such series' designations, all as may be fixed by the Board of Directors and stated or expressed in the resolution or resolutions establishing the respective series of stock, the authority for which is hereby expressly vested in the Board of Directors. So long as shares of any series of Preferred Stock A shall be outstanding, no amendment or modification of the terms thereof fixed by the resolution or resolutions of the Board of Directors establishing any such series shall be made unless the holders of record of not less than a majority of the number of shares of such series then outstanding shall consent thereto in writing or by voting therefor in person or by proxy at a meeting of such holders called for such purpose.

             (b) The $5 Preferred Stock, the Serial Preferred Stock and the Preferred Stock A are hereinafter sometimes referred to collectively as the "Preferred Stocks," and the Serial Preferred Stock and the Preferred Stock A are hereinafter sometimes referred to collectively as the "Serial Stocks."

          (2)(a) The $5 Preferred Stock pari passu with the Serial Stocks shall be entitled, in preference to the Preference Stock and the Common Stock, to dividends at the rate of $5 per share per annum, and the Serial Stocks pari passu with the $5 Preferred Stock shall be entitled, in preference to the Preference Stock and the Common Stock, to dividends at the rate or rates as to each series thereof fixed by resolution of the Board of Directors establishing such series of Serial Stocks, payable as the Board of Directors may from time to time determine. Dividends on the $5 Preferred Stock shall be cumulative from and after April 1, 1926, or in the case of $5 Preferred Stock issued after April 1, 1926, from the date of issue of such $5 Preferred Stock unless the Company shall have then established regular dividend periods with respect to its said $5 Preferred Stock, in which event the dividends shall be cumulative from the first day of the current dividend period within which such $5 Preferred Stock shall be issued. Dividends on each series of the Serial Preferred Stock shall be cumulative from the first day of the current dividend period within which such stock shall be issued and dividends on each share of Preferred Stock A shall be cumulative from the date on which such share shall originally have been issued and shall be payable quarterly on the first day of the months of January, April, July and October. When the stated dividends are not paid in full on all shares of the Preferred Stock such shares shall share pro rata in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends, including accumulations, if any, were paid in full.

             (b) In any distribution of assets other than by dividends from surplus or profits, the Preferred Stocks shall also have a preference over the Preference Stock and the Common Stock, until there shall have been paid or set apart for payment (i) on each share of the Preferred Stocks issued prior to June 1, 1980, One Hundred Dollars ($100.00), and (ii) on each share of Preferred Stock issued on or after June 1, 1980, the liquidation value thereof fixed by resolution of the Board of Directors establishing such series of Preferred Stock, plus in each case the amount, if any, by which dividends at the rate or rates per annum fixed for such stock from and after the respective dates on which dividends on such stock became cumulative to the date of such distribution exceeds the dividends actually paid thereon or declared and set apart for payment thereon. If, in any distribution of assets, the assets distributable shall be insufficient to permit payment to the holders of the Preferred Stocks of the full amounts to which they are respectively entitled as aforesaid, then such assets shall be distributed pro rata among the holders of the Preferred Stocks in proportion to the sums which would be payable on such distribution of assets if all such sums were paid in full.

             (c) If and so long as any quarterly dividend on any of the Preferred Stocks shall be in arrears, or if any voluntary or involuntary liquidation of the Company shall have been commenced and the amount payable with respect to any of the Preferred Stocks on such liquidation shall have not been paid in full, or if at any time the Company shall not have made all payments then or theretofore due under the terms of the sinking fund for the purchase or redemption of any series of Preferred Stock A, the Company shall not pay or declare any dividends on, or make any other distribution on, or redeem, purchase or otherwise acquire for value (including, without limitation, pursuant to any sinking fund therefor) any shares of, the Common Stock, Preference Stock or any other class of stock of the company ranking subordinate to the Preferred Stocks as to the payment of dividends or the distribution of assets.

         (3) The Preferred Stocks and the Preference Stock shall not receive any dividends or shares in distribution in excess of the amounts herein expressly provided, but after the payment of the dividends and/or shares in distribution of assets to which the Preferred Stocks and the Preference Stock, respectively, are entitled, in accordance with the provisions herein set forth, the Common Stock, subject to the rights of any class of stock hereafter authorized, shall receive all further dividends and shares in distribution.

         (4) Each holder of the $5 Preferred Stock, Serial Preferred Stock and/or Common Stock shall be entitled to one vote for each share of such stock held by him.

         (5) If and when dividends payable on any of the Preferred Stocks shall be in default in an amount equivalent to four full quarterly payments or more per share, and thereafter until all dividends on any of the Preferred Stocks in default shall have been paid, the holders of all of the then outstanding Preferred Stocks, voting as a class, shall be entitled to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors, and the holders of the Common Stock, voting as a class, subject to the rights of the holders of the Preference Stock, shall have the right to elect the remaining directors of the company, anything herein or in the By-laws to the contrary notwithstanding. The terms of office, as directors, of all persons who may be directors of the Company at the time shall terminate upon the election of a majority of the Board of Directors by the holders of the Preferred Stocks, except that, if the holders of the Common Stock shall not have elected the remaining directors of the Company because of the lack of a quorum consisting of a majority of the outstanding Common Stock, and subject to the rights of the holders of the Preference Stock, then such remaining directors shall be elected by those directors whose term of office is thus terminated and who have not been elected by the holders of the Preferred Stocks as a class; and, in that event, such elected directors shall hold office for the interim period pending such time as a quorum shall be present at a meeting of stockholders held for the election of directors by the Common Stockholders as a class.

         (6) If and when all dividends then in default on any of the Preferred Stocks then outstanding shall be paid (and such dividends shall be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the holders of the Preferred Stocks shall be divested of any special right with respect to the election of directors, and the voting power of the holders of the Preferred Stocks and the holders of the Common Stock shall revert, subject to the rights of the holders of the Preference Stock, to the status existing before the first dividend payment date on which dividends on any of the Preferred Stocks were not paid in full; but always subject to the same provisions for vesting such special rights in the holders of the Preferred Stocks in case of further like default or defaults in dividends thereon. Upon the termination of any such special voting right, the terms of office of all persons who may have been elected directors of the Company by vote of the holders of the Preferred Stocks, as a class, pursuant to such special voting right shall forthwith terminate, and the resulting vacancies shall be filled by the vote of a majority of the remaining directors.

         (7) In case of any vacancy in the office of a director occurring among the directors elected by the holders of the Preferred Stocks, voting as a class, the remaining directors elected by the holders of the Preferred Stocks, by affirmative vote of a majority thereof or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Likewise in case of any vacancy in the office of a director occurring among the directors not elected by the holders of the Preferred Stocks, subject to the provisions of subdivision (28) below, the remaining directors not elected by the holders of the Preferred Stocks or the Preference Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant.

         (8) Whenever the right shall have accrued to the holders of the Preferred Stocks to elect directors, voting as a class, then upon request in writing signed by any holder of Preferred Stocks entitled to vote, delivered by registered mail or in person to the president, a vice-president or secretary, it shall be the duty of such officer forthwith to cause notice to be given to the shareholders entitled to vote of a meeting to be held at such time as such officer may fix, not less than ten (10) nor more than sixty (60) days after the receipt of such request, for the purpose of electing directors. At all meetings of stockholders held for the purpose of electing directors during such time as the holders of the Preferred Stocks shall have the special right, voting as a class, to elect directors, the presence in person or by proxy of the holders of a majority of the outstanding Common Stock shall be required to constitute a quorum of such class for the election of directors, and the presence in person or by proxy of the holders of a majority of the outstanding Preferred Stocks shall be required to constitute a quorum of such class for the election of directors; provided, however, that the absence of a quorum of the holders of stock of either such class shall not prevent the election at any such meeting or adjournment thereof of directors by the other such class if the necessary quorum of the holders of stock of such other class is present in person or by proxy at such meeting or any adjournment thereof; and provided further that in the event a quorum of the holders of the Common Stock is present but a quorum of the holders of the Preferred Stocks is not present, then the election of the directors elected by the holders of the Common Stock shall not become effective and the directors so elected by the holders of the Common Stock shall not assume their offices and duties until the holders of the Preferred Stocks, with a quorum present, shall have elected the directors they shall be entitled to elect; and provided further, however, that in the absence of a quorum of the holders of stock of either class, a majority of the holders of the stock of the class who are present in person or by proxy shall have power to adjourn the election of the directors to be elected by such class from time to time without notice other than announcement at the meeting until the requisite number of holders of such class shall be present in person or by proxy, but such adjournment shall not be made to a date beyond the date for the mailing of notice of the next annual meeting of the Company or special meeting in lieu thereof.

         (9) Upon the affirmative vote of a majority of the shares of the issued and outstanding Common Stock at any annual meeting or at any special meeting called for the purpose, the $5 Preferred Stock may be redeemed in whole or in part at any time at One Hundred Ten Dollars ($110) for each share of the $5 Preferred Stock redeemed plus the amount, if any, by which Five Dollars ($5) per annum upon such shares from the date after which dividends thereon became cumulative to the date of redemption exceeds the dividends actually paid thereon or declared and set apart for payment thereon from such date to the date of redemption. If, pursuant to such vote, less than all of the shares of the $5 Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot, in such manner as the Board of Directors shall determine, by an independent bank or trust company selected for that purpose by the Board of Directors.

         (10) Upon the vote of a majority of the full Board of Directors the Company may redeem any series of the Serial Stocks in whole or in part at any time at the redemption price or prices fixed for said series of Serial Stocks by resolution or resolutions of the Board of Directors establishing said series, plus, as to each share or shares so redeemed, the amount, if any, by which the rate of dividends per annum fixed for such share or shares redeemed from and after the date on which dividends thereon became cumulative to the date of redemption exceeds the dividends actually paid thereon or declared and set apart for payment thereon from such date to the date of redemption. If, pursuant to such vote, less than all of the shares of any series of the Serial Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot, in such manner as the Board of Directors shall determine, by an independent bank or trust company selected for that purpose by the Board of Directors. If, pursuant to such vote, less than all of the shares of any series of the Preferred Stock A are to be redeemed, the shares to be redeemed shall be selected pro rata or by lot as the Board of Directors may determine in the resolution or resolutions establishing each series of Preferred Stock A, or if not determined therein, in any resolution adopted thereafter.

         (11) Notice of the intention of the Company to redeem any shares of the Preferred Stocks shall be mailed thirty days before the date of redemption to each holder of record of the shares to be redeemed, at his last known post office address as shown by the records of the Company. At any time after such notice has been mailed as aforesaid the Company may deposit, or may cause its nominee to deposit, the aggregate redemption price (or the portion thereof not already paid in the redemption of shares so to be redeemed) with any bank or trust company in the City of New York, a member of the Clearing House of the City of New York, named in such notice, payable in amounts aforesaid to the respective orders of the record holders of the shares so to be redeemed, on endorsement and surrender of their certificates, and thereupon said holders shall cease to be stockholders with respect to said shares and from and after the making of such deposit said holders shall have no interest in or claim against the Company or its nominee with respect to said shares, but shall be entitled only to receive said moneys from said bank or trust company without interest. If the shares to be redeemed shall be shares of the $5 Preferred Stock or any series of Serial Preferred Stock, and if such deposit shall be made by the nominee of the Company as aforesaid, such nominee shall upon such deposit become the owner of the shares with respect to which such deposit is made and certificates of stock may be issued to such nominee in evidence of such ownership. The Company may require any shares of the $5 Preferred Stock or any series of Serial Preferred Stock so called for redemption to be delivered, duly assigned, to a nominee upon payment by such nominee to the holder of said shares of all amounts payable on such redemption. Any shares of the $5 Preferred Stock or any series of Serial Preferred Stock delivered to or acquired by the nominee of the Company under the provisions hereof shall be converted into or exchanged for such other securities of the Company and on such terms as on or before such delivery or acquisition may have been provided by the Company in accordance with the next three paragraphs hereof.

         (12) The Company from time to time may sell any of its own stocks, acquired by it at such price as may be fixed by its Board of Directors or Executive Committee; provided, however, that any shares of any series of Preferred Stock A redeemed, purchased or otherwise acquired (including, without limitation, pursuant to the sinking fund therefor) by the Company shall be cancelled and shall not be reissued as shares of such series, but shall be restored to the status of authorized but unissued shares of Preferred Stock A.

         (13) The Company, subject to the restrictions herein set forth, in order to acquire funds with which to redeem any Preferred Stocks or Preference Stock may issue and sell stock of any class then authorized but unissued, bonds, notes, evidences of indebtedness, or other securities.

         (14) The Board of Directors may at any time authorize the conversion or exchange of the whole or any particular shares of the outstanding $5 Preferred Stock or the Serial Preferred Stock, with the consent of the holder thereof, into or for stock of any other class at the time of such consent then authorized but unissued and may fix the terms and conditions upon which such conversion or exchange may be made; provided that without the consent of the holders of record of two-thirds of the shares of Common Stock outstanding given at a meeting of the holders of the Common Stock called and held as provided by the By-laws or given in writing without a meeting, the Board of Directors shall not authorize the conversion or exchange of any $5 Preferred Stock or any Serial Preferred Stock into or for Common Stock or authorize the conversion or exchange of any $5 Preferred Stock or any Serial Preferred Stock into or for Preferred Stock of any other class, if by such conversion or exchange the amount which the holders of the shares of $5 Preferred Stock or the Serial Preferred Stock so converted or exchanged would be entitled to receive either as dividends or shares in distribution of assets in preference to the Common Stock would be increased.

         (15) No holder of any stock of the Company shall be entitled as of right to purchase or subscribe for any part of any authorized stock of the Company or of any additional stock of any class to be issued by reason of any increase of the authorized Capital Stock of the Company or of any bonds, certificates of indebtedness, debentures, or other securities convertible into stock of the Company, but any authorized stock or any such additional authorized issue of new stock or of securities convertible into stock may be issued and disposed of by the Board of Directors to such persons, firms, corporations or associations for such consideration and upon such terms and in such manner as the Board of Directors may in their discretion determine without offering any thereof, on the same terms or on any terms, to the stockholders then of record or to any class of stockholders.

         (16) A consolidation, merger or amalgamation of the Company with or into any other corporation or corporations shall not be deemed a distribution of assets of the Company within the meaning of any provision herein.

         (17) No new class of stock shall hereafter be created or authorized which is entitled to dividends or shares in distribution of assets on a parity with or in priority to the $5 Preferred Stock nor shall there be created or authorized any securities convertible into shares of any such stock, unless the holders of record of not less than two-thirds of the number of shares of the $5 Preferred Stock then outstanding shall consent thereto in writing or by voting therefor in person or by proxy at the meeting of stockholders at which the creation or authorizing of such new class of stock or such convertible securities is considered; and provided further that no new class of stock shall hereafter be created or authorized which is entitled to dividends or shares in distribution of assets in priority to the Serial Stocks nor shall there be created or authorized any securities convertible into shares of any such stock, unless the holders of record of not less than two-thirds of the number of shares then outstanding of each class of the Serial Stocks so affected shall consent thereto in writing or by voting therefor in person or by proxy at the meeting of stockholders at which the creation or authorizing of such new class of stock or such convertible securities is considered. Any vote creating or authorizing a new class of stock may provide that all moneys payable by the Company with respect to any class of stock thereby authorized shall be paid in the money of any foreign country named therein or designated by the Board of Directors, pursuant to authority therein granted, at a fixed rate of exchange with the money of the United States of America therein stated or provided for and all such payments shall be made accordingly. Any such vote may authorize any shares of any class then authorized but unissued to be issued as shares of such new class or classes.

         (18) So long as any shares of the Preferred Stocks are outstanding, the Company shall not, without the consent (given by vote at a meeting held pursuant to notice containing a statement of such purpose) of the holders of a majority of the total number of shares of the Preferred Stocks considered as one class, then outstanding:

                  (a) Increase the total authorized amount of any class of the Preferred Stocks; or

                  (b) Merge or consolidate with or into any other corporation or corporations, unless such merger or consolidation, or the exchange, issuance or assumption of all securities to be issued or assumed in connection with any such merger or consolidation, shall have been ord-ered, approved or permitted by the Securities and Exchange Commission under the provisions of the Public Utility Holding Company Act of 1935 or by any successor commission or other regulatory authority of the United States of America having jurisdiction over the exchange, issuance or assumption of securities in connection with such merger similar to that conferred upon the Securities and Exchange Commission by such Act; provided that the provisions of this clause (b) shall not apply to a purchase or other acquisition by the Company of franchises or assets of another corporation in any manner which does not involve a merger or consolidation; or

                  (c) Issue shares of any of the Preferred Stocks or of any other class of stock ranking prior to or on a parity with any of the Preferred Stocks as to dividends or distributions, unless the net income of the company, determined after provisions for depreciation and all taxes, and in accordance with generally accepted accounting practices to be available for the payment of dividends for a period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the issuance, sale or disposition of such stock, is at least equal to twice the annual dividend requirements on all outstanding shares of the Preferred Stocks and of all other classes of stock ranking prior to, or on a parity with, any of the Preferred Stocks as to dividends or distributions, including the shares proposed to be issued, and unless the gross income of the Company for said period, determined in accordance with generally accepted accounting practices (but in any event after deducting the amount for said period charged by the Company on its books to depreciation expense and all taxes) to be available for the payment of interest, shall have been at least one and one-half times the sum of (i) the annual interest charges on all interest bearing indebtedness of the Company and
(ii) the annual dividend requirements on all outstanding shares of the Preferred Stocks and of all other classes of stock ranking prior to, or on a parity with the Preferred Stocks as to dividends or distributions, including the shares proposed to be issued. There shall be excluded from the foregoing computation, interest charges on all indebtedness and dividends on all stock which are to be retired in connection with the issue of such additional shares of stock. Where such additional shares of stock are to be issued in connection with the acquisition of new property, the net earnings of the property to be so acquired may be included on a pro forma basis in the foregoing computation, computed on the same basis as the net earnings of the Company; or

                  (d) Issue shares of the Preferred Stocks, or of any other class of stock ranking prior to or on a parity with any of the Preferred Stocks as to the payment of dividends or the distribution of assets, unless the aggregate of the capital of the Company applicable to the Common Stock and the surplus of the Company shall be not less than the aggregate stated value of the Preferred Stocks, and of any other class of stock ranking prior to or on a parity with any of the Preferred Stocks as to the payment of dividends or the distribution of assets, to be outstanding immediately after the proposed issue of such additional Preferred Stocks, excluding from the foregoing computation all indebtedness and stock which are to be retired in connection with the issue of such additional shares of Preferred Stocks, or of any other class of stock ranking prior to or on a parity with any of the Preferred Stocks as to the payment of dividends or the distribution of assets, provided that no portion of the surplus of the Company which shall be used to meet the requirements of this paragraph (d) shall, after the issue of such additional shares of Preferred Stocks, or of any other class of stock ranking prior to or on a parity with any of the Preferred Stocks as to the payment of dividends or the distribution of assets, and until such shares or a like number of other shares of Preferred Stocks, or of any other class of stock ranking prior to or on a parity with any of the Preferred Stocks as to the payment of dividends or the distribution of assets, shall have been retired, be available for dividends or other distribution upon the Common Stock.

         (19) So long as any shares of Preferred Stocks are outstanding the Company shall not pay any dividends (other than dividends on Common Stock payable by the issuance of Common Stock) on, or make any distribution on, or redeem, purchase or otherwise acquire for value, any of its Common Stock or Preference Stock or other stock, if any, subordinate to such Preferred Stocks as to the payment of dividends or the distribution of assets, if, after giving effect to any such payment, distribution, redemption, purchase or other acquisition, the aggregate amount of such dividends, distributions, purchases and acquisitions paid or made subsequent to December 31, 1945, exceeds (a) 50% of the aggregate of net income available for Common Stock subsequent to December 31, 1945, if, at the end of the calendar month immediately preceding the dividend declaration date, the Common Stock Equity is less than 20% of total capitalization, including surplus, or (b) 75% of the aggregate of net income available for Common Stock subsequent to December 31, 1945, if, at the end of the calendar month immediately preceding the dividend declaration date, the Common Stock Equity is less than 25% but at least 20% of total capitalization, including surplus; provided that, when the Common Stock equity shall have reached 25% of total capitalization, including surplus, all restrictions on the payment of dividends on the Common Stock, or the purchase or acquisition of, or distributions on, the Common Stock, shall be, so long as such ratio remains at 25% or above, eliminated; provided further that, after once having reached such ratio of 25%, no dividends on or distributions, purchases or acquisitions of Common Stock shall be paid or made, aggregating an amount in excess of 75% of the current year's earnings otherwise available for Common Stock, if, after such payment, distribution, purchase or acquisition, the ratio of the Common Stock Equity to the total capitalization, including surplus, will be less than 25% but not less than 20%; and provided further that, after having once reached a ratio of 20%, no dividends on or distributions, purchases or acquisitions of Common Stock shall be paid or made, aggregating an amount in excess of 50% of the current year's earnings otherwise available for Common Stock, if, after such payment, distribution, purchase or acquisition, the ratio of the Common Stock Equity to the total capitalization, including surplus, will be less than 20%. As used in this paragraph the term "Common Stock Equity" shall mean the aggregate of (a) stated value of Common Stock of the Company (including proceeds from the sale of issuance of Common Stock subsequent to December 31, 1945) and (b) surplus.

         (20) The consideration received by the Company from the issuance and sale of any additional shares of Common Stock without nominal or par value shall be entered in its capital stock account and the provisions of this paragraph shall not be changed unless the holders of record of not less than two-thirds (2/3) of the number of shares of the Preferred Stocks then outstanding, voting as a single class, and of not less than two-thirds of the number of shares of Common Stock then outstanding, voting separately as a class shall consent thereto in writing or by voting therefor in person or by proxy at the meeting of stockholders at which any such change is considered.

                                PREFERENCE STOCK

         (21) The Board of Directors is authorized to issue at any time and from time to time one or more series of Preference Stock as hereinafter provided.

         (22) To the extent that variations in the designations, preferences, limitations and relative rights as between series of the Preference Stock are not established, fixed and determined herein, authority is hereby expressly vested in the Board of Directors to fix and determine the designations, preferences, limitations and relative rights of the shares of any series of such Preference Stock hereinafter established, including authority to fix any one or more of the following:

                  (a) The distinctive designations of such series and the number of shares which shall constitute such series;

                  (b) The rate of dividend;

                  (c) The right of redemption, if any, and the price at and the terms and conditions on which the shares may be redeemed;

                  (d) The amount payable upon shares in event of involuntary liquidation;

                  (e) The amount payable upon shares in event of voluntary liquidation;

                  (f) Sinking fund provisions, if any, for the redemption or purchase of shares; and

                  (g) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion.

         (23) All shares of Preference Stock regardless of series shall be identical with each other in all respects except as provided in subdivision (22) above.

         (24)  The  Preference   Stock  is  subject  to  the  prior  rights  and
preferences of the Preferred Stocks and all other classes of preferred stock of equal rank therewith hereafter authorized.

         (25) Subject to the prior rights and preferences of the Preferred Stocks, the holders of Preference Stock of each series shall be entitled to receive, out of any funds legally available for the purpose, when and as declared by the Board of Directors, cumulative cash dividends thereon at such rate per annum as fixed by resolution of the Board of Directors establishing such series. Dividends on the Preference Stock of each series shall be payable quarterly on the first day of the months of January, April, July and October in each year or otherwise as the Board of Directors may determine prior to the issue thereof. Dividends on Preference Stock of each series shall be cumulative with respect to each share from such date, if any, as may be fixed by resolution of the Board of Directors prior to the issue thereof or, if no such date is established, from the date on which such shares shall originally have been issued. Accumulation of dividends shall not bear interest.

         (26) In the event of any partial or complete liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, before any distribution shall be made to the holders of any shares of Common Stock, but subject to the prior rights and preferences of the Preferred Stocks, the Preference Stock of each series shall be entitled, pari passu with all stock of equal rank, to receive for each share thereof, out of any legally available assets of the Company, the amount or amounts fixed therefor by resolution of the Board of Directors establishing such series, plus, in each case, an amount equal to all cumulated unpaid dividends thereon, whether or not declared or earned, accrued to the date when payment of such preferential amounts shall be made available to the holders of the Preference Stock; and the Preference Stock shall be entitled to no further participation in such distribution.

                  If, upon any such liquidation, dissolution or winding up of the affairs of the Company, the assets of the Company legally available for distribution as aforesaid among the holders of the Preference Stock of all series and all stock of equal rank shall be insufficient to permit the payment to them of the full preferential amounts aforesaid, then the entire assets of the Company so to be distributed shall be distributed ratably among the holders of the Preference Stock of all series and of all stock of equal rank in proportion to the full preferential amounts to which they are respectively entitled.

                  A consolidation or merger of the Company, or a sale or transfer of all or substantially all of its assets as an entirety shall not be regarded as a "liquidation, dissolution or winding up of the affairs of the Company" within the meaning of this subdivision (26).

         (27) The Company may, unless otherwise prohibited by any provisions of the Company's Charter, as amended, or by any resolution adopted by the Board of Directors providing for the issuance of any series of Preference Stock of which there are shares then outstanding, at its option, expressed by resolution of its Board of Directors, at any time redeem the whole or any part of the Preference Stock or of any series thereof at the time outstanding, by the payment in cash for each share of stock to be redeemed of the then applicable redemption price or prices as shall be fixed by resolution of the Board of Directors establishing such series, plus, in any such case, a sum of money equivalent to all accrued and cumulated unpaid dividends, whether or not declared or earned, thereon to the date fixed for redemption.

                  Notice of any proposed redemption of shares of Preference Stock shall be given by the Company by mailing a copy of such notice at least 30 days prior to the date fixed for such redemption to the holders of record of the shares of Preference Stock to be redeemed, at their respective addresses appearing on the books of the Company. Said notice shall specify the shares called for redemption, the redemption price and the place at which and the date on which the shares called for redemption will, upon presentation and surrender of the certificates of stock evidencing such shares, be redeemed and the redemption price therefor paid.

                  If less than all of the shares of any series of Preference Stock then outstanding are to be redeemed, the shares to be redeemed shall be selected by such method, either by lot or pro rata, as shall from time to time be determined by resolution of the Board of Directors.

                  From and after the date fixed in any such notice as the date of redemption, unless default shall be made by the Company in providing moneys at the time and place specified for the payment of the redemption price pursuant to said notice, all dividends on the shares of Preference Stock thereby called for redemption shall cease to accrue and all rights of the holders thereof as stockholders of the Company except the right to receive the redemption price, but without interest, shall cease and determine; provided, however, the Company may, in the event of any such redemption, and prior to the redemption date specified in the notice thereof, deposit in trust, for the account of the holders of the shares of Preference Stock to be redeemed, with any bank or trust company located in the City of Raleigh, North Carolina, or the City of New York, New York, named in such notice and having a capital, surplus and undivided profits aggregating at least $5,000,000, all funds necessary for such redemption, and thereupon all shares of the Preference Stock with respect to which such deposit shall have been made shall forthwith upon the making of such deposit no longer be deemed to be outstanding and all rights of the holders thereof with respect to such shares of Preference Stock shall thereupon cease and terminate, except the right of such holders to receive from the funds so deposited the amount payable upon the redemption thereof, but without interest, or, if any right of conversion conferred upon such shares shall not, by the terms thereof, previously have expired, to exercise the right to conversion thereof on or before the redemption date specified in such notice, unless such right of conversion by the terms thereof expires at an earlier time, and then only on or before such earlier time for the expiration of such right of conversion. Any funds so set aside or deposited which, because of the exercise of any right of conversion of shares called for redemption, shall not be required for such redemption, shall be released or repaid forthwith to the Company. Any funds so set aside or deposited, which shall be unclaimed at the end of six years from such redemption date, shall be released or repaid to the Company upon its request expressed in a resolution of its Board of Directors, and any depositary thereof shall thereby be relieved of all responsibility in respect thereof, after which release or repayment the holders of shares so called for redemption shall look only to the Company for payment of the redemption price, but without interest. Any interest on funds so deposited which may be allowed by any bank or trust company with which such deposit was made shall belong to the Company.

                  If and so long as any quarterly dividend on any series of the Preferred Stocks or the Preference Stock shall be in arrears, the Company shall not redeem, purchase or otherwise acquire, by way of sinking fund payments or otherwise, any Preference Stock.

                  Whenever there shall be deposited or set aside the whole or any part of the funds required to be deposited or set aside by the Company as a sinking fund for any series of Preference Stock there shall be also deposited or set aside at the same time the full amount or the same proportionate part, as the case may be, of the funds, if any, then due to be deposited or set aside as sinking fund for each other series of Preference Stock then outstanding.

                  All shares of Preference Stock which shall have been redeemed, converted, purchased or otherwise acquired by the Company shall be retired and cancelled and shall have the status of authorized but unissued shares of Preference Stock.

         (28) Except as otherwise provided by law, the holders of the Preference Stock shall not have any right to vote for the election of directors or for any other purpose except as set forth below.

                  In the event that at any time, or from time to time, when dividends payable on any shares of Preference Stock shall be in default in an amount equivalent to six quarterly dividends, or more, per share, and thereafter until all dividends of Preference Stock in default shall have been paid, the holders of the Preference Stock, voting as a single class separate from the holders of all other classes of stock, shall be entitled to elect two directors, subject to the prior rights of the holders of the Preferred Stocks. The terms of office, as directors, of all persons who may be directors of the Company, except those directors, if any, elected by the holders of the Preferred Stocks voting separately as a single class, shall terminate upon the election of two directors by the holders of the Preference Stock. Subject to the prior rights of the Preferred Stocks and the Preference Stock, the holders of the Common Stock, voting as a single class, shall have the right to elect the remaining directors of the Company. If the holders of the Common Stock have not exercised their right to elect directors of the Company because of the lack of a quorum consisting of a majority of the Common Stock, then the said remaining directors shall be elected by the directors whose term of office is thus terminated and who have not been elected by the holders of the Preferred Stocks; and in that event, such elected directors shall hold office for the interim period, pending such time as a quorum of the Common Stock shall be present at a meeting held for the election of directors.

                  If and when all dividends then in default on the Preference Stock, then outstanding, shall be paid (and such dividends shall be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the holders of the Preference Stock shall be divested of any special right with respect to the election of directors, and the voting power of the holders of the Preference Stock shall revert to the status existing before the first dividend payment date on which dividends on any share of the Preference Stock were not paid in full; but always subject to the same provisions for vesting such special rights in the holders of the Preference Stock in case of further like default or defaults on dividends thereon. Upon the termination of any such special voting right, the terms of office of all persons who may have been elected directors of the Company by vote of the holders of the Preference Stock as a class, pursuant to such special voting right shall forthwith terminate, and the resulting vacancies shall be filled by the vote of a majority of the remaining directors.

                  In case of any vacancy in the office of a director occurring among the directors elected by the holders of the Preference Stock voting as a single class, separate from the holders of all other classes of stock, the remaining director elected by the holders of the Preference Stock, may elect a successor to hold office for the unexpired term of the director whose place shall be vacant. In the event of simultaneous vacancies among directors elected by the holders of the Preference Stock, an election, pursuant to the provisions of this subdivision (28) will be held.

         Whenever the right shall have accrued to the holders of the Preference Stock to elect directors, voting as a single class, separate from the holders of all other classes of stock, then upon request in writing signed by any holder of the Preference Stock entitled to vote, delivered by registered mail or in person to the president, a vice-resident or secretary of the Company, it shall be the duty of such officer forthwith to cause notice to be given to the shareholders entitled to vote at a meeting to be held at such time as such officer may fix, not less than ten (10) nor more than sixty (60) days after the receipt of such request, for the purpose of electing directors. At all meetings of shareholders held for the purpose of electing directors during such time as the holders of the Preference Stock shall have the special right, voting as single class, separate from the holders of all other classes of stock to elect directors, the presence in person or by proxy of the holders of a majority of the outstanding Preference Stock shall be required to constitute a quorum of such class for election of directors, and the presence in person or by proxy of the holders of a majority of all other classes of stock outstanding at the time, and not entitled to such special right, shall be required to constitute a quorum of such other classes for the election of directors.

         (29) So long as any shares of the Preference Stock shall remain outstanding, no dividend (other than a dividend payable in shares of Common Stock) shall be paid or declared, nor shall any distribution be made on Common Stock and no Common Stock shall be redeemed, purchased, retired or otherwise acquired either directly or indirectly, unless:

                  (i) All dividends on the Preference Stock of all series then outstanding for all past quarterly dividend periods and for the current quarterly dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart; and

                  (ii) All sinking fund payments and all purchase fund payments or other obligations of the Company for the periodic retirement of shares of Preference Stock of all series then outstanding required to have been made or performed by the Company shall have been made or performed.

         (30) The affirmative approval of the holders of at least two-thirds (2/3) of the Preference Stock at the time outstanding, voting as a class without regard to series, shall be required for any amendment of the Company's Charter altering materially any existing provision of the Preference Stock or for the creation, or an increase in the authorized amount, of any class of stock (other than the 300,000 authorized shares of $5 Preferred Stock and the 10,000,000 authorized shares of Serial Preferred Stock) ranking, as to dividends or assets, prior to the Preference Stock, and the affirmative approval of the holders of at least a majority of the Preference Stock at the time outstanding, voting as a class without regard to series, shall be required for an increase in the authorized amount of the Preference Stock or for the creation, or an increase in the authorized amount, of any class of stock ranking, as to dividends or assets, on a parity with the Preference Stock; provided, however, that if any amendment of the Company's Charter shall affect adversely the rights of preferences of one or more, but not all, of the series of Preference Stock at the time outstanding or shall unequally adversely affect the rights or preferences of different series of Preference Stock at the time outstanding, the affirmative approval of the holders of at least two-thirds (2/3) of such shares of each such series so adversely or unequally adversely affected shall be required in lieu of or (if such affirmative approval is required by law) in addition to the affirmative approval of the holders of at least two-third (2/3) of the outstanding shares of Preference Stock as a class.

         (31) No holder of Preference Stock shall have any preemptive right to purchase, subscribe for or otherwise acquire securities of the Company upon the issuance or sale by the Company of any type of security.

         FIFTH: The period of the duration of the Company shall be nine hundred and ninety-nine years from April 6, 1926.

         SIXTH: The number of directors of the Company shall be fourteen. Seven directors shall constitute a quorum. The names and addresses of the persons who are currently serving as directors are:

            Name                                           Address

   Daniel D. Cameron, Sr.                      404 West Renovah Circle
                                                        Wilmington,  NC 28401

   Felton J. Capel                             1009 West New Hampshire Avenue
                                                        Southern Pines, NC 28387

   George H.V. Cecil                           436 Vanderbilt Road
                                                        Biltmore, NC 28803

   Charles W. Coker, Jr.                       Rt 5, Greenbrier Road
                                                        Hartsville, SC 29550

   Margaret T. Harper                          105 East Bay Street
                                                        Southport, NC 28461

   Shearon Harris                              2516 Wake Drive
                                                        Raleigh, NC 27608

   L. H. Harvin, Jr.                           935 Hargrove Street
                                                        Henderson, NC 27536

   Karl G. Hudson, Jr.                         2416 White Oak Road
                                                        Raleigh, NC 27609

   J. A. Jones                                 3004 Sandia Drive
                                                        Raleigh, NC 27607

   Edward G. Lilly, Jr.                        612 Scotland Street
                                                        Raleigh, NC 27609

   A.C. Monk, Jr.                              207 West Church Street
                                                        Farmville, NC 27828

   Sherwood H. Smith, Jr.                      408 Drummond Drive
                                                        Raleigh, NC 27609

   Horace L. Tilghman, Jr.                     104 Oakenwald Street
                                                        Marion, SC 29571

   John F. Watlington, Jr.                     2020 Virginia Road
                                                        Winston-Salem, NC 27104

         SEVENTH: The officers of the Company shall be as prescribed by its Board of Directors and set forth in the Company's By-laws.

         EIGHTH: All corporate powers shall be exercised by the Board of Directors except as a otherwise provided by statute or by this Restated Charter.

         NINTH: An Executive Committee may be appointed by and from the Board of Directors in such manner and subject to such regulations as may be provided in the by-laws, which committee shall have and may exercise, when the Board is not in session, all the powers of said Board which may be lawfully delegated, subject to such limitations as may be provided in the by-laws or by resolutions of the Board.

         TENTH: A director of the Company shall not be disqualified by his office from dealing or contracting with the Company either as a vendor, purchaser or otherwise, nor shall any transaction or contract of the Company be void or voidable by reason of the fact that any director or any firm of which any director is a member or any corporation of which any director is a shareholder or director, is in anyway interested in such transaction or contract, provided that such transaction or contract is or shall be authorized, ratified or approved either (1) by a vote of a majority of a quorum of the Board of Directors or of the Executive Committee without counting in such majority or quorum any director so interested or member of a firm so interested or a shareholder or director of a corporation so interested, or (2) by vote at any stockholders' meeting of the holders of record of a majority of all the outstanding shares of stock of the Company entitled to vote or by writing or writings signed by a majority of such holders; nor shall any director be liable to account to the Company for any profits realized by and from or through any such transaction, or contract of the Company authorized, ratified or approved as aforesaid by reason of the fact that he or any firm of which he is a member or any corporation of which he is a shareholder or director, was interested in such transaction or contract. Nothing herein contained shall create any liability in the events above described or prevent the authorization, ratification or approval of such contracts in any other manner provided by law.

         ELEVENTH: The directors shall hold office after the expiration of their terms until their successors are elected and have qualified. An increase in the Board of Directors shall be deemed to create vacancies in the Board, to be filled in the manner provided by the by-laws. Each director, so long as and if required by law to be a stockholder of the Company but not otherwise, shall hold at least one share of stock in the Company. The Board of Directors shall have power to hold their meetings, to have one or more offices, and to keep the corporate books (except such books as are required by law to be kept within the State of North Carolina) outside of the State of North Carolina at such places as may from time to time be designated by them.

         The Board of Directors shall have power to authorize and cause to be executed mortgages or deeds of trust which shall cover and create a lien upon all or any part of the property of the Company of whatsoever kind and wheresoever situated, whether then owned or thereafter acquired, and to provide in any such mortgage or deed of trust that the amount of bonds or other evidences of indebtedness to be issued thereunder and to be secured thereby shall be limited to a definite amount or limited only by the conditions therein specified.

         The Board of Directors shall have power from time to time to fix and determine and to vary the amount to be reserved as a working capital, to direct and determine the use and disposition of the working capital, and to determine the date or dates for the declaration and payment of dividends.

         Any and all of the directors may at any time be removed without cause assigned by the vote of the holders of a majority of the total number of shares of the Company then issued and outstanding and entitled to vote thereon, given at a meeting called for the purpose of considering such action.

         TWELFTH: The Board of Directors shall have power and power is hereby conferred upon them from time to time to adopt, amend, add to and repeal by-laws for the Company and any by-laws so made or any provision thereof may be altered or repealed by vote of the holders of a majority of the total number of shares of the Company then issued and outstanding and entitled to vote thereon at any annual meeting or at any special meeting of stockholders called for the purpose of considering such action.

         THIRTEENTH: Stockholders shall have no rights except as conferred by statute or by the by-laws to inspect any book, paper or account of the Company.

         FOURTEENTH: Upon the written consent or vote of the holders of a majority in aggregate number of the shares of stock of the Company then outstanding and entitled to vote, (1) every statute of the State of North Carolina (a) increasing, diminishing, or in any way affecting the rights, powers or privileges of stockholders of companies organized under the general laws of said State, or (b) giving effect to the action taken by any part less than all, of the stockholders of any such company, shall be binding upon the Company and every stockholder and/or (2) amendments to the charter of the Company authorized at the time of the making of such amendments by the laws of the State of North Carolina may be made. No such written consent or vote shall decrease the amounts which the holders of outstanding $5 Preferred Stock are entitled to receive as dividends or in distribution of assets in preference to the holders of the Common Stock or decrease the price at which the $5 Preferred Stock may be redeemed, all as set forth in Article Fourth hereof, unless the holders of at least 90% of the then outstanding $5 Preferred Stock consent in writing to or vote for such decrease; nor shall any such written consent or vote (a) reduce the percentage of the shares of outstanding $5 Preferred Stock required to take any action for which the consent of a particular percentage of the shares of outstanding $5 Preferred Stock is provided in Article Fourth hereof, or (b) make any other amendment, alteration, change or repeal of the express terms of the $5 Preferred Stock then outstanding in a manner substantially prejudicial to the holders thereof unless the holders of record of not less than two-thirds of the number of shares of the $5 Preferred Stock then outstanding shall consent thereto in writing or by voting therefor in person or by proxy at the meeting at which said vote is cast.

         FIFTEENTH: This Restated Charter was adopted by the shareholders of the corporation on the 21st day of May, 1980 in the manner prescribed by law for adopting a charter amendment; and it supersedes the original Articles of Incorporation and all amendments thereto.

         The number of shares of the corporation outstanding at the time of such adoption was 51,684,509; and the number of shares entitled to vote thereon was 48,504,509.

         The number of shares voted for such adoption was 37,053,564; and the number of shares voted against such adoption was 522,776.

         Such adoption does not give rise to dissenter's rights nor to class voting rights for the reason that the only effect of this Restated Charter is to set forth without change the corresponding provisions of the Articles of Incorporation as heretofore amended.

         IN WITNESS WHEREOF, this statement is executed by the President and Secretary of the corporation this 22nd day of May, 1980.

                                                  CAROLINA POWER & LIGHT COMPANY

                                                  By Sherwood H. Smith, Jr.
                                                  President

                                                  By J. L. Lancaster, Jr.
                                                  Secretary
STATE OF NORTH CAROLINA    )
COUNTY OF WAKE             )

         I, Marsha H. Manning, a notary public, hereby certify that on this 22nd day of May, 1980, personally appeared before me Sherwood H. Smith, Jr. and J. L. Lancaster, Jr., each of whom being by me first duly sworn, declared that he signed the foregoing documents in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.

                              By Marsha H. Manning
                                 Notary Public

My commission expires:  June 28, 1982

                                                                       EXHIBIT A

                         CAROLINA POWER & LIGHT COMPANY


                              Excerpts from Minutes
                      Board of Directors - December 8, 1954

         RESOLVED that the Board of Directors of Carolina Power & Light Company does hereby create and establish an initial series of the Company's Serial Preferred Stock and does hereby fix the designation, dividend rate, and redemption prices of said series as follows:

                  (1) the designation of said initial series of the Company's Serial Preferred Stock shall by "Serial Preferred Stock, $4.20 Series";

                  (2) the dividend rate of said initial series of the Company's Serial Preferred Stock shall be $4.20 per share per annum;

                  (3) the redemption prices of said initial series of the Company's Serial Preferred Stock shall be: for the period from January 12, 1955 to and including January 12, 1960, $104.25 per share; thereafter to and including January 12, 1965, $103.25 per share; thereafter to and including January 12, 1970, $102.50 per share; and thereafter $102.00 per share; plus, in each case, as to each share redeemed, the amount, if any, by which $4.20 per annum upon such share from and after the date upon which dividends thereon shall become cumulative to the date of redemption exceeds the dividends actually paid thereon or declared or set apart for payment thereon from such date to the date of redemption, said initial series of the Company's Serial Preferred Stock otherwise to have the preferences, voting powers, restrictions, and qualifications which are applicable to all shares of the Company's Serial Preferred Stock, irrespective of series, as set forth in the Agreement of Merger of Tide Water Power Company with and into Carolina Power & Light Company, dated December 12, 1951, as amended; and further

         RESOLVED that the calendar quarters of each year are hereby established as the regular dividend periods for the Serial Preferred Stock, $4.20 Series, of the Company; and further....

                                                                       EXHIBIT B

                         CAROLINA POWER & LIGHT COMPANY


                              Excerpts from Minutes
                      Board of Directors - January 17, 1967

         RESOLVED, that the Board of Directors of Carolina Power & Light Company does hereby create and establish and authorize the issuance of a new series of the Company's Serial Preferred Stock and does hereby fix the designation, dividend rate, and redemption prices of said series as follows:

                  (1) the designation of said new series of the Company's Serial Preferred Stock shall be "Serial Preferred Stock, $5.44 Series";

                  (2) the Serial Preferred Stock, $5.44 Series, is hereby authorized to be issued in the amount of 250,000 shares;

                  (3) the dividend rate of the Serial Preferred Stock, $5.44 Series shall be $5.44 per share per annum;

                  (4) the redemption prices of the Serial Preferred Stock, $5.44 Series shall be: for the period from January 24, 1967, to and including January 24, 1974, $112 per share; thereafter to and including January 24, 1977, $105 per share; thereafter to and including January 24, 1982, $103 per share; and thereafter $101 per share; plus, in each case, as to each share redeemed, the amount, if any, by which $5.44 per annum upon such share from and after the date upon which dividends thereon shall become cumulative to the date of redemption exceeds the dividends actually paid thereon or declared or set apart for payment thereon from such date to the date of redemption, said Serial Preferred Stock, $5.44 Series, otherwise to have the preferences, voting powers, restrictions, and qualifications which are applicable to all shares of the Company's Serial Preferred Stock, irrespective of series, as set forth in the Agreement of Merger of Tide Water Power Company with and into Carolina Power & Light Company, dated December 12, 1951, as amended; and further

         RESOLVED, that regular dividend periods for the Serial Preferred Stock $5.44 Series, are hereby established as the period commencing January 24, 1967 to and including March 31, 1967 and thereafter as the quarterly periods commencing April 1, July 1, October 1, and January 1 of each year.

                                                                       EXHIBIT C

                      STATEMENT OF CLASSIFICATION OF SHARES
                                       OF
                         CAROLINA POWER & LIGHT COMPANY

         The undersigned corporation hereby executes this Statement of Classification of Shares pursuant to Section 55-42 of the North Carolina General Statutes relating to the preferences, limitations and relative rights of a series of a class of its shares:

         1. The name of the Corporation is CAROLINA POWER & LIGHT COMPANY.

         2. The Certificate of Amendment to the Charter of the corporation adopted at a regular meeting of the shareholders duly convened and held on March 11, 1953, contained a resolution amending the Charter, which resolution, in part, relates to the fixing of the preferences, limitations and relative rights of the shares of Serial Preferred Stock of the corporation, and which authorizes the Board of Directors to issue one or more series of Serial Preferred Stock with such dividend rates, redemption prices and series designations as may be fixed by resolution of the Board of Directors, which Certificate of Amendment is on file in the Office of the Secretary of State of North Carolina, and is set out below:

                  "The   preferences,    voting   powers,   restrictions,    and
         qualifications of each of said classes of stock shall be as follows:

                  "The term `Serial Preferred Stock' as used herein means Preferred Stock of any series of the 200,000 shares authorized by this Article Fourth. The Board of Directors is authorized to issue at any time and from time to time one or more series of Serial Preferred Stock with such dividend rates and redemption prices and bearing such series designations as may be fixed by the Board of Directors and stated and expressed in the resolution or resolutions establishing the respective series of such stock, the authority for which is hereby expressly vested in the Board of Directors."

The number of authorized shares of Serial Preferred Stock was increased to 1,000,000 by Articles of Amendment to the Charter adopted at a regular meeting of the shareholders in May 1969, which Articles of Amendment are on file in the Office of the Secretary of State of North Carolina.

         3. On May 4, 1970, the Board of Directors of the corporation duly adopted resolutions authorizing the issuance and sale of 300,000 shares of a new series of Serial Preferred Stock, without par value, designated as "Serial Preferred Stock, $9.10 Series" bearing a dividend rate of $9.10 per share per annum; and with the following redemption prices: $112 per share for the period May 12, 1970 through May 12, 1977; $105 per share thereafter through May 12, 1980; $103 per share thereafter through May 12, 1985; and $101 per share thereafter. A copy of the resolutions creating and authorizing the issuance and sale of the $9.10 Series and the Company's Serial Preferred Stock is attached hereto and incorporated fully herein by reference.

         IN WITNESS WHEREOF, this statement is signed by the executive vice president and secretary of the corporation this 7th day of May, 1970.


                                                  CAROLINA POWER & LIGHT COMPANY

                                                  By W. Reid Thompson
                                                  Executive Vice President




ATTEST:


By R. S. Mallison
         Secretary

                                                                       EXHIBIT D

                      STATEMENT OF CLASSIFICATION OF SHARES
                                       OF
                         CAROLINA POWER & LIGHT COMPANY

         The undersigned corporation hereby executes this Statement of Classification of Shares pursuant to Section 55-42 of the North Carolina General Statutes relating to the preferences, limitations and relative rights of a series of a class of its shares:

         1. The name of the corporation is CAROLINA POWER & LIGHT COMPANY.

         2. The Certificate of Amendment to the Charter of the corporation adopted at a regular meeting of the shareholders duly convened and held on March 11, 1953, contained a resolution amending the Charter, which resolution, in part, relates to the fixing of the preferences, limitations and relative rights of the shares of Serial Preferred Stock of the corporation, and which authorizes the Board of Directors to issue one or more series of Serial Preferred Stock with such dividend rates, redemption prices and series designations as may be fixed by resolution of the Board of Directors, which Certificate of Amendment is on file in the Office of the Secretary of State of North Carolina, and is set out below:

                  "The    preferences,    voting   powers,    restrictions   and
         qualifications of each of said classes of stock shall be as follows:

                  "The term `Serial Preferred Stock' as used herein means Preferred Stock of any series of the 200,000 shares authorized by this Article Fourth. The Board of Directors is authorized to issue at any time and from time to time one or more series of Serial Preferred Stock with such dividend rates and redemption prices and bearing such series designations as may be fixed by the Board of Directors and stated and expressed in the resolution or resolutions establishing the respective series of such stock, the authority for which is hereby expressly vested in the Board of Directors."

The number of authorized shares of Serial Preferred Stock was increased to 1,000,000 by Articles of Amendment to the Charter adopted at a regular meeting of the shareholders in May 1969, which Articles of Amendment are on file in the Office of the Secretary of State of North Carolina.

         3. On January 6, 1971, the Board of Directors of the corporation duly adopted resolutions authorizing the issuance and sale of 350,000 shares of a new series of Serial Preferred Stock, without par value, designated as "Serial Preferred Stock, $7.95 Series" bearing a dividend rate of $7.95 per share per annum; and with the following redemption prices: for the period from January 14, 1971, to and including January 14, 1976, $115 per share; thereafter to and including January 14, 1979, $110 per share; thereafter to and including January 14, 1982, $107 per share; thereafter to and including January 14, 1985, $104 per share; and thereafter $101 per share. A copy of the resolutions creating and authorizing the issuance and sale of the $7.95 Series of the Company's Serial Preferred Stock is attached hereto and incorporated fully herein by reference.


         IN WITNESS WHEREOF, this statement is signed by a vice president and an assistant secretary of the corporation this 13th day of January, 1971.


                                                  CAROLINA POWER & LIGHT COMPANY

                                                  By Charles F. Rouse
                                                  Vice President



ATTEST:

By J. L. Lancaster, Jr.
    Assistant Secretary


(Corporate Seal)

                                                                       EXHIBIT E

                       STATEMENT OF CLASSIFICATION SHARES
                                       OF
                         CAROLINA POWER & LIGHT COMPANY

         The undersigned corporation hereby executes this Statement of Classification of Shares pursuant to Section 55-42 of the North Carolina General Statutes relating to the preferences, limitations and relative rights of a series of a class of its shares:

         1. The name of the Corporation is CAROLINA POWER & LIGHT COMPANY.

         2. The Certificate of Amendment to the Charter of the corporation adopted at a regular meeting of the shareholders duly convened and held on May 19, 1971, contained a resolution amending the Charter, which resolution, in part, relates to the fixing of the preferences, limitations and relative rights of the shares of Serial Preferred Stock of the corporation, and which authorizes the Board of Directors to issue one or more series of Serial Preferred Stock with such dividend rates, redemption prices and series designations as may be fixed by resolution of the Board of Directors, which Certificate of Amendment is on file in the office of the Secretary of State of North Carolina, and is set out below:

                  (1) The term "Serial Preferred Stock" as used herein means Preferred Stock of any series of the 5,000,000 shares authorized by this Article Fourth. The $5 Preferred Stock and the Serial Preferred Stock are hereinafter sometimes referred to collectively as the "Preferred Stocks." The Board of Directors is authorized to issue at any time and from time to time one or more series of Serial Preferred Stock with such dividends rates and redemption prices and bearing such series designations as may be fixed by the Board of Directors and stated and expressed in the resolution or resolutions establishing the respective series of such stock, the authority for which is hereby expressly vested in the Board of Directors.

         3. On September 6, 1972, the Board of Directors of the corporation duly adopted resolutions authorizing the issuance and sale of $500,000 shares of a new series of Serial Preferred Stock, without par value, designated as "Serial Preferred Stock, $7.72 Series" bearing a dividend rate of $7.72 per share per annum; and with the following redemption prices: for the period from September 14, 1972, to and including September 14, 1977, $115 per share; thereafter to and including September 14, 1980, $110 per share; thereafter to and including September 14, 1983, $107 per share; thereafter to and including September 14, 1986, $104 per share; and thereafter $101 per share. A copy of the resolutions creating and authorizing the issuance and sale of the $7.72 Series of the Company's Serial Preferred Stock is attached hereto and incorporated fully herein by reference.

         IN WITNESS WHEREOF, this statement is signed by a Senior Vice President and the Secretary of the corporation this 7th day of September, 1972.



                                                  CAROLINA POWER & LIGHT COMPANY

                                                  By Sherwood H. Smith, Jr.
                                                  Senior Vice President


Attest:

By J. L. Lancaster, Jr.
         Secretary

(Corporate Seal)

                                                                       EXHIBIT F

                      STATEMENT OF CLASSIFICATION OF SHARES
                                       OF
                         CAROLINA POWER & LIGHT COMPANY

         The undersigned corporation hereby executes this Statement of Classification of Shares pursuant to Section 55-42 of the North Carolina General Statutes relating to the relative rights and preferences of a series within a class of its shares:

         1. The name of the corporation is CAROLINA POWER & LIGHT COMPANY.

         2. The Certificate of Amendment to the Charter of the corporation adopted at a special meeting of the shareholders duly convened and held on October 23, 1973, contained a resolution amending the Charter, which resolution, in part, relates to the fixing of the relative rights and preferences of a series of Preferred Stock A of the corporation, and which authorizes the Board of Directors to establish and issue one or more series of Preferred Stock A which shall be of equal rank and identical in all respects except that there may be variations between series in the following relative rights and preferences: dividend rates, redemption prices, and the terms and conditions on which shares may be redeemed, sinking fund provisions for the redemption or purchase of shares, and terms and conditions on which shares may be converted, if shares are issued with the privilege of conversion, and bearing such series' designations, all as may be fixed by the Board of Directors and stated or expressed in the resolution or resolutions establishing the respective series of such stock, which Certificate of Amendment is on file in the office of the Secretary of State of North Carolina, and is set out in part below:

                  (1) (a) The Board of Directors is authorized to establish and issue at any time and from time to time (i) one or more series of Serial Preferred Stock with such dividend rates and redemption prices and bearing such series designations as may be fixed by the Board of Directors and stated and expressed in the resolution or resolutions establishing the respective series of such stock, the authority for which is hereby expressly vested in the Board of Directors and (ii) one or more series of Preferred Stock A which shall be of equal rank and identical in all respects except that there may be variations between series in the following relative rights and preferences: dividend rates, redemption prices and the terms and conditions on which shares may be redeemed, sinking fund provisions for the redemption or purchase of shares, and terms and conditions on which shares may be converted, if shares are issued with the privilege of conversion, and bearing such series' designations, all as may be fixed by the Board of Directors and stated or expressed in the resolutions establishing the respective series of such stock, the authority for which is hereby expressly vested in the Board of Directors. So long as shares of any series of Preferred Stock A shall be outstanding, no amendment or modification of the terms thereof fixed by the resolution or resolutions of the Board of Directors establishing any such series shall be made unless the holders of record of not less than a majority of the number of shares of such series then outstanding shall consent thereto in writing or by voting therefor in person or by proxy at a meeting of such holders for such purpose.

         3. On September 19, 1973, subject to the adoption by the shareholders of the Amendment to the Charter of the corporation authorizing a class of stock designated Preferred Stock A which Amendment was duly adopted by the shareholders on October 23, 1973, the Board of Directors of the corporation duly adopted resolutions authorizing the issuance and sale of 500,000 share of Preferred Stock A, $7.45 Series, with a dividend rate of $7.45 per share per annum; a mandatory sinking fund commencing in 1984 designed to redeem 20,000 shares annually at a redemption price of $100 per share; a noncumulative option in the corporation to redeem not less than an additional 20,000 shares annually at a redemption price of $100 per share up to a maximum of 120,000 shares in the aggregate without premium; and redeemable at any time at prices ranging from $115 per share to $101 per share, subject to certain limitations on refundings prior to September 2, 1980.

         The above description is qualified by reference to the resolutions creating and authorizing the issuance of the corporation's Preferred Stock A, $7.45 Series, which are attached hereto and incorporated herein by reference.

         IN WITNESS WHEREOF, this statement is signed by a Senior Vice President and an Assistant Secretary of the corporation this 23rd day of October, 1973.


                                                  CAROLINA POWER & LIGHT COMPANY

                                                  By Edward G. Lilly, Jr.
                                                  Senior Vice President


ATTEST:

By Robert M. Williams
     Assistant Secretary

(Corporate Seal)

                                                                       EXHIBIT G
                      STATEMENT OF CLASSIFICATION OF SHARES
                                       OF
                         CAROLINA POWER & LIGHT COMPANY


         The undersigned corporation hereby executes this Statement of Classification of Shares pursuant to Section 55-42 of the North Carolina General Statutes relating to the relative rights and preferences of a series within a class of its shares:

         1. The name of the corporation is CAROLINA POWER & LIGHT COMPANY.

         2. The Certificate of Amendment to the Charter of the corporation adopted at a special meeting of the shareholders duly convened and held on October 23, 1973, contained a resolution amending the Charter, which resolution, in part, relates to the fixing of the relative rights and preferences of a series of Serial Preferred Stock of the corporation, and which authorizes the Board of Directors to establish and issue one or more series of Serial Preferred Stock with such dividend rates and redemption prices and bearing such series designations as may be fixed by the Board of Directors and stated and expressed in the resolution or resolutions establishing the respective series of such stock, which Certificate of Amendment is on file in the office of the Secretary of State of North Carolina, and is set out in part below:

                  (l) (a) The Board of Directors is authorized to establish and issue at any time and from time to time (i) one or more series of Serial Preferred Stock with such dividend rates and redemption prices and bearing such series designations as may be fixed by the Board of Directors and stated and expressed in the resolution or resolutions establishing the respective series of such stock, the authority for which is hereby expressly vested in the Board of Directors and (ii) one or more series of Preferred Stock A which shall be of equal rank and identical in all respects except that there may be variations between series in the following relative rights and preferences: dividend rates, redemption prices and the terms and conditions on which shares may be redeemed, sinking fund provisions for the redemption or purchase of shares, and terms and conditions on which shares may be converted, if shares are issued with the privilege of conversion, and bearing such series' designations, all as may be fixed by the Board of Directors and stated or expressed in the resolutions establishing the respective series of such stock, the authority for which is hereby expressly vested in the Board of Directors. So long as shares of any series of Preferred Stock A shall be outstanding, no amendment or modification of the terms thereof fixed by the resolution or resolutions of the Board of Directors establishing any such series shall be made unless the holders of record of not less than a majority of the number of shares of such series then outstanding shall consent thereto in writing or by voting therefor in person or by proxy at a meeting of such holders for such purpose.


         3. On February 20, 1974, the Board of Directors of the corporation duly adopted resolutions authorizing the issuance and sale of 650,000 shares of a new series of Serial Preferred Stock designated as "Serial Preferred Stock, $8.48 Series" bearing a dividend rate of $8.48 per share per annum; and with the following redemption prices: for the period from February 28, 1974, to and including February 28, 1979, $115 per share; thereafter to and including February 28, 1982, $108 per share; thereafter to and including February 28, 1985, $105 per share; thereafter to and including February 28, 1988, $103 per share; and thereafter $101 per share. A copy of the resolutions creating and authorizing the issuance and sale of the $8.48 Series of the Company's Serial Preferred Stock is attached hereto and incorporated fully herein by reference.

         IN WITNESS WHEREOF, this statement is signed by a Senior Vice President and the Secretary of the corporation this 22nd day of February, 1974.

                                                  CAROLINA POWER & LIGHT COMPANY

                                                  By Sherwood H. Smith, Jr.
                                                  Senior Vice President

ATTEST:

By J. L. Lancaster, Jr.
       Secretary

(Corporate Seal)

                                                                       EXHIBIT H


                      STATEMENT OF CLASSIFICATION OF SHARES
                                       OF
                         CAROLINA POWER & LIGHT COMPANY


         The undersigned Company hereby executes this Statement of Classification of Shares pursuant to Section 55-42 of the North Carolina General Statutes relating to the preferences, limitations and relative rights of a series of a class of its shares:

         1. The name of the Company is CAROLINA POWER & LIGHT COMPANY.

         2. The Certificate of Amendment to the Charter of the Company adopted at a regular meeting of the shareholders duly convened and held on May 19, 1971, contained a resolution amending the Charter, which resolution, in part, relates to the fixing of the preferences, limitations and relative rights of the shares of Preference Stock of the Company, and which authorizes the Board of Directors to issue one or more series of Preference Stock with such dividend rates, redemption prices and series designations as may be fixed by resolution of the Board of Directors, which Certificate of Amendment is on file in the office of the Secretary of State of North Carolina, and is set out below:

                                PREFERENCE STOCK

         (22) The Board of Directors is authorized to issue at any time and from time to time one or more series of Preference Stock as hereinafter provided.

         (23) To the extent that variations in the designations, preferences, limitations and relative rights as between series of the Preference Stock are not established, fixed and determined herein, authority is hereby expressly vested in the Board of Directors to fix and determine the designations, preferences, limitations and relative rights of the shares of any series of such Preference Stock hereinafter established, including authority to fix any one or more of the following:

               (a) The distinctive designations of such series and the number of shares which shall constitute such series;

               (b) The rate of dividend;

               (c) The right of redemption, if any, and the price at and the terms and conditions on which the shares may be redeemed;

               (d) The amount payable upon shares in event of involuntary liquidation;

               (e) The amount payable upon shares in event of voluntary liquidation;

               (f) Sinking fund provisions, if any, for the redemption or purchase of shares; and

               (g) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion.

         3. On March 12, 1975, the Executive Committee of the Board of Directors of the Company duly adopted resolutions authorizing the issuance and sale of 2,000,000 shares of the A Series of Preference Stock, without par value, designated as "$2.675 Preference Stock, Series A" bearing a dividend rate of $2.675 per share per annum; and with the following redemption prices: For the period from March 20, 1975, to and including March 31, 1980, $27.68 per share; thereafter to and including March 31, 1985, $26.50 per share; thereafter to and including March 31, 1990, $25.75 per share; and thereafter $25.25 per share. A copy of the resolutions creating and authorizing the issuance and sale of the A Series of the Company's Preference Stock is attached hereto and incorporated fully herein by reference.

         IN WITNESS WHEREOF, this statement is signed by a Vice President and the Secretary of the Company this 13th day of March, 1975.


                                                  CAROLINA POWER & LIGHT COMPANY

                                                  By William E. Graham, Jr.
                                                  Vice President

ATTEST:

By J. L. Lancaster, Jr.
        Secretary

(Corporate Seal)

                                                                       EXHIBIT I

                     STATEMENT OF CLASSIFICATIONS OF SHARES
                                       OF
                         CAROLINA POWER & LIGHT COMPANY

         The undersigned corporation hereby executes this Statement of Classification of Shares pursuant to Section 55-42 of the North Carolina General Statutes relating to the relative rights and preferences of a series within a class of its shares:

         1. The name of the corporation is CAROLINA POWER & LIGHT COMPANY.

         2. The Certificate of Amendment to the Charter of the corporation adopted at a special meeting of the shareholders duly convened and held on October 23, 1973, contained a resolution amending the Charter, which resolution, in part, relates to the fixing of the relative rights and preferences of a series of Preferred Stock A of the corporation, and which authorizes the Board of Directors to establish and issue one or more series of Preferred Stock A which shall be of equal rank and identical in all respects except that there may be variations between series in the following relative rights and preferences: dividend rates, redemption prices, and the terms and conditions on which shares may be redeemed, sinking fund provisions for the redemption or purchase of shares, and terms and conditions on which shares may be converted, if shares are issued with the privilege of conversion, and bearing such series' designations, all as may be fixed by the Board of Directors and stated or expressed in the resolution or resolutions establishing the respective of such stock, which Certificate of Amendment is on file in the office of the Secretary of State of North Carolina, and is set out in part below:

                  (1) (a) The Board of Directors is authorized to establish and issue at any time and from time to time (i) one or more series of Serial Preferred Stock with such dividend rates and redemption prices and bearing such series designations as may be fixed by the Board of Directors and stated and expressed in the resolution or resolutions establishing the respective series of such stock, the authority for which is hereby expressly vested in the Board of Directors and (ii) one or more series of Preferred Stock A which shall be of equal rank and identical in all respects except that there may be variations between series in the following relative rights and preferences: dividend rates, redemption prices and the terms and conditions on which shares may be redeemed, sinking fund provisions for the redemption or purchase of shares, and terms and conditions on which shares may be converted, if shares are issued with the privilege of conversion, and bearing such series' designations, all as may be fixed by the Board of Directors and stated or expressed in the resolutions establishing the respective series of such stock, the authority for which is hereby expressly vested in the Board of Directors. So long as shares of any series of Preferred Stock A shall be outstanding, no amendment or modification of the terms thereof fixed by the resolution or resolutions of the Board of Directors establishing any such series shall be made unless the holders of record of not less than a majority of the number of shares of such series then outstanding shall consent thereto in writing or by voting therefor in person or by proxy at a meeting of such holders for such purpose.

         3. On September 6, 1979 the Executive Committee of the Board of Directors of the corporation duly adopted resolutions authorizing the issuance and sale of 500,000 shares of Preferred Stock A, $8.75 Series, with a dividend rate of $8.75 per share per annum; a mandatory sinking fund commencing in 1985 designed to redeem 20,000 shares annually at a redemption price of $100 per share until 1999, after which 40,000 shares per year shall be redeemed; a noncumulative option in the corporation to redeem not greater than an additional 20,000 shares annually (40,000 shares after 1999) at a redemption price of $100 per share which shall be credited against the sinking fund redemption requirement in reverse chronological order; and which are redeemable at any time at prices ranging from $108.75 per share to $100.00 per share, subject to certain limitations on refinancings prior to September 1, 1989 and other specified means of redemption.

         The above description is qualified by reference to the resolutions creating and authorizing the issuance of the corporation's Preferred Stock A, $8.75 Series, which are attached hereto and incorporated herein by reference.

         IN WITNESS WHEREOF, this statement is signed by a Senior Vice President and an Assistant Secretary of the corporation this 7th day of September, 1979.

                                                  CAROLINA POWER & LIGHT COMPANY

                                                  By William E. Graham, Jr.
                                                  Senior Vice President

ATTEST:

By Robert M. Williams
         Assistant Secretary

(Corporate Seal)

                                                                       EXHIBIT J

                      STATEMENT OF CLASSIFICATION OF SHARES
                                       OF
                         CAROLINA POWER & LIGHT COMPANY

         The undersigned corporation hereby executes this Statement of Classification of Shares pursuant to Section 55-42 of the North Carolina General Statutes relating to the relative rights and preferences of a series within a class of its shares:

         1. The name of the corporation is  CAROLINA POWER & LIGHT COMPANY.

         2. The Certificate of Amendment to the Charter of the corporation adopted at a special meeting of the shareholders duly convened and held on October 23, 1973, contained a resolution amending the Charter, which resolution, in part, relates to the fixing of the relative rights and preferences of a series of Preferred Stock A of the corporation, and which authorizes the Board of Directors to establish and issue one or more series of Preferred Stock A which shall be of equal rank and identical in all respects except that there may be variations between series in the following relative rights and preferences: dividend rates, redemption prices, and the terms and conditions on which shares may be redeemed, sinking fund provisions for the redemption or purchase of shares, and terms and conditions on which shares may be converted, if shares are issued with the privilege of conversion, and bearing such series' designations, all as may be fixed by the Board of Directors and stated or expressed in the resolution or resolutions establishing the respective series of such stock, which Certificate of Amendment is on file in the office of the Secretary of State of North Carolina, and is set out in part below:

                  (1) (a) The Board of Directors is authorized to establish and issue at any time and from time to time (i) one or more series of Serial Preferred Stock with such dividend rates and redemption prices and bearing such series designations as may be fixed by the Board of Directors and stated and expressed in the resolution or resolutions establishing the respective series of such stock, the authority for which is hereby expressly vested in the Board of Directors and (ii) one or more series of Preferred Stock A which shall be of equal rank and identical in all respects except that there may be variations between series in the following relative rights and preferences: dividend rates, redemption prices and the terms and conditions on which shares may be redeemed, sinking fund provisions for the redemption or purchase of shares, and terms and conditions on which shares may be converted, if shares are issued with the privilege of conversion, and bearing such series' designations, all as may be fixed by the Board of Directors and stated or expressed in the resolutions establishing the respective series of such stock, the authority for which is hereby expressly vested in the Board of Directors. So long as shares of any series of Preferred Stock A shall be outstanding, no amendment or modification of the terms thereof fixed by the resolution or resolutions of the Board of Directors establishing any such series shall be made unless the holders of record of not less than a majority of the number of shares of such series then outstanding shall consent thereto in writing or by voting therefor in person or by proxy at a meeting of such holders for such purpose.

         3. On February 20, 1980 the Executive Committee of the Board of Directors of the corporation duly adopted resolutions authorizing the issuance and sale of 180,000 shares of Preferred Stock A, $9.25 Series, with a dividend rate of $9.25 per share per annum; which are redeemable at any time at prices ranging from $109.00 per share to $100.00 per share, subject to certain limitations on refinancings prior to March 1, 1985 and other specified means of redemption.

         The above description is qualified by reference to the resolutions creating and authorizing the issuance of the corporation's Preferred Stock A, $9.25 Series, which are attached hereto and incorporated herein by reference.

         IN WITNESS WHEREOF, this statement is signed by a Senior Vice President and an Assistant Secretary of the corporation this 20th day of February, 1980.

                                                  CAROLINA POWER & LIGHT COMPANY

                                                  By William E. Graham, Jr.
                                                  Senior Vice President

ATTEST:

By Robert M. Williams
         Assistant Secretary

(Corporate Seal)

                            ARTICLES OF AMENDMENT OF
                         CAROLINA POWER & LIGHT COMPANY


         The undersigned corporation hereby executes these Articles of Amendment for the purpose of amending its charter:

         1. The name of the corporation is Carolina Power & Light Company.

         2. The following amendment to the Eleventh Article of the Restated Charter of the corporation was adopted by its shareholders of the 10th day of May, 1989, in the manner prescribed by law:

                  To the fullest extent permitted by the North Carolina Business Corporation Act as it exists or may hereafter be amended, a director of the corporation shall not be liable to the corporation or any of its shareholders for monetary damages for breach of duty as a director.

         3. The number of shares of the corporation outstanding at the time of such adoption was 84,210,520, and the number of shares entitled to vote thereon was 82,755,520. All classes entitled to vote on the amendment voted as one class.

         4. The number of shares voted for such amendment was 64,941,613, and the number of shares voted against such amendment was 3,311,105.

         5. The amendment herein effected does not give rise to dissenter's rights to payment for the reason that the only effect of such amendment is to eliminate directors' liability for monetary damages for certain breaches of their duties as directors pursuant to N.C.G.S. Section 55-7(11).

         IN WITNESS WHEREOF, these articles of amendment are signed by the Senior Vice President and Assistant Secretary of the corporation this 19th day of May, 1989.


                                                  CAROLINA POWER & LIGHT COMPANY

                                                  By  /s/ Charles D. Barham, Jr.
                                                  ------------------------------
                                                          Charles D. Barham, Jr.
                  SEAL                                    Senior Vice President

                                                  By  /s/ Robert M. Williams
                                                  ------------------------------
                                                          Robert M. Williams
                                                          Assistant Secretary



State of North Carolina
County of Wake

         I, Fay P. Frederick, a notary public, hereby certify that on this 19th day of May, 1989, personally appeared before me Charles D. Barham, Jr. and Robert M. Williams, each of whom being by me first duly sworn, declared that he signed the foregoing document in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.

                                                           /s/ Fay P. Frederick
                                                           --------------------
                                                                Notary Public

My commission expires:  March 11, 1991

                              ARTICLES OF AMENDMENT

                                       OF

                         CAROLINA POWER & LIGHT COMPANY

         The undersigned corporation hereby submits these Articles of Amendment for the purpose of amending its Restated Charter.

         1. The name of the corporation is CAROLINA POWER & LIGHT COMPANY.

         2. The Restated Charter of the corporation is hereby amended to increase the authorized number of shares of Common Stock from 100,000,000 to 200,000,000 by amending the first paragraph of Article Fourth as follows:

                  a. The figure "135,300,000" there appearing shall be deleted in its entirety and in lieu and substitution thereof the figure "235,300,000" shall be added.

                  b. The figure "100,000,000" there appearing shall be deleted in its entirety and in lieu and substitution thereof the figure "200,000,000" shall be added.

         As amended, the full text of the first paragraph of Article Fourth of the corporation's Restated Charter is as follows:

              FOURTH: The total number of the authorized shares of the Company is 235,300,000 shares divided into 300,000 shares of $5 Preferred Stock (hereinafter called "$5 Preferred Stock"), 20,000,000 shares of Serial Preferred Stock (hereinafter called "Serial Preferred Stock"), 5,000,000 shares of Preferred Stock A (hereinafter called "Preferred Stock A"), 10,000,000 shares of Preference Stock (hereinafter called "Preference Stock"), and 200,000,000 shares of Common Stock, all without nominal or par value.

 3. Shareholder approval of the foregoing Amendment was obtained on the 13th day of May, 1992, as required by the North Carolina Business Corporation Act.

         This 27th day of May, 1992.

                           CAROLINA POWER & LIGHT COMPANY

                           By:   /s/  Sherwood H. Smith, Jr.
                           ---------------------------------

                           Title: Chairman/President and Chief Executive Officer
                           -----------------------------------------------------

                              ARTICLES OF AMENDMENT

                                       OF

                         CAROLINA POWER & LIGHT COMPANY

         The undersigned corporation hereby submits these Articles of Amendment for the purpose of amending its Restated Charter.

         1. The name of the corporation is CAROLINA POWER & LIGHT COMPANY.

         2. The Restated Charter of the corporation is hereby amended to establish a variable range for the size of the Board of Directors by amending Article SIXTH of the Restated Charter.

                  As   amended,   the  full  text  of   Article   SIXTH  of  the
corporation's Restated Charter is as follows:

              SIXTH: The number of directors constituting the Board of Directors shall be determined in accordance with the Company's By-Laws. At least fifty percent of the number of directors so determined shall constitute a quorum.

 3. Shareholder approval of the foregoing Amendment was obtained on the 10th day of May, 1995, as required by the North Carolina Business Corporation Act.

         This 10th day of May, 1995.

                                    CAROLINA POWER & LIGHT COMPANY


                                    By: /s/ Sherwood H. Smith, Jr.
                                    ------------------------------
                                    Title:  Chairman and Chief Executive Officer
                                    --------------------------------------------

                              ARTICLES OF AMENDMENT

                                       OF

                         CAROLINA POWER & LIGHT COMPANY

         The undersigned corporation hereby delivers for filing these Articles of Amendment for the purpose of amending its Restated Charter.

         1. The name of the corporation is CAROLINA POWER & LIGHT COMPANY.

         2. The Restated Charter of the corporation was amended by a vote of the shareholders in order to expand the purposes for which the corporation exists, and to broaden the powers of the corporation by amending Article THIRD of the Restated Charter.

              As amended, the full text of Article THIRD of the corporation's Restated Charter is as follows:

THIRD: The object or objects for which the Company is to exist are the following, to wit:

              The object or objects of the Company and in aid thereof and in addition thereto the following object or objects the enumeration of which shall not limit or restrict or be held to limit or restrict in any manner the object or objects of the Company, namely:

              To acquire, buy, hold, own, sell, lease, exchange, dispose of, finance, deal in, construct, build, equip, improve, use, operate, maintain and work upon:

              (a) Any and all kinds of plants and systems for the manufacture, storage, utilization, supply, transmission, distribution, or disposition of electricity, gas, water or steam, or power produced thereby, or of ice and refrigeration, of any and every kind, or telegraphs or telephones, or for the transmission of information, or any thereof;

              (b) Any and all  kinds of  street  railways  and bus lines for the transportation of passengers and/or freight, transmission lines, systems, appliances, equipment and devices and tracks, stations, buildings and other structures and facilities;

              (c) Any and all kinds of works, power plants, substations, systems, tracts, machinery, generators, motors, lamps, poles, pipes, wires, cables, conduits, apparatus, devices, supplies and articles of every kind pertaining to or in anywise connected with the construction, operation or maintenance of street railways and bus lines or in anywise connected with the manufacture, purchase, use, transmission, distribution, regulation, control or application of electricity, gas, light, heat, refrigeration, ice, water, power, telephones and telegraphs, or any other purposes;

              To acquire, buy, hold, own, sell, lease, exchange, dispose of, distribute, deal in, use, produce, furnish and supply electricity, gas, light, heat, refrigeration, ice, water and power and any other power or force in any form and for any purpose whatsoever;

              To carry on the business of general brokers and dealers in stocks, bonds, securities, mortgages and other choses in action, including the acquisition thereof by original subscription; to make investments in such property and to hold, manage, mortgage, pledge, sell, and dispose of the same in like manner as individuals may do;

              To carry on in States and jurisdictions when and where permissible by the laws of such States and jurisdictions, the business of constructing and operating or aiding in the construction and operation of street railways, telegraph and telephone companies, gas and electric companies.

              To acquire, organize, assemble, develop, build up and operate, constructing and operating and other organizations and systems and to hire, sell, lease, exchange, turn over, deliver and dispose of such organizations and systems in whole or in part, and as going organizations and systems and otherwise, and to enter into and perform contracts, agreements and undertakings of any kind in connection with any or all of the foregoing purposes;

              To do a general contracting business;

              To purchase, acquire, hold, own, develop and dispose of lands, interests in and rights with respect to lands and waters and fixed and movable property, franchises, concessions, consents, privileges and licenses in its opinion useful or desirable for or in connection with the foregoing purposes;

              To underwrite, acquire by purchase, subscription or otherwise, and to own, hold for investment or otherwise, and to use, sell, assign, transfer, mortgage, pledge, exchange or otherwise dispose of real and personal property of every sort and description and wheresoever situated, including shares of stock, bonds, debentures, notes, scrip, warrants, securities, evidences of indebtedness, contracts or obligations of any corporation or corporations, association or associations, domestic or foreign, or of any firm or individual of the United States or any state, territory or dependency of the United States or any foreign country, or any municipality or local authority within or without the United States, and also to issue in exchange therefor stocks, bonds or other securities or evidences of indebtedness of the Company, and while the owner or holder of any such property, to receive, collect and dispose of the interest, dividends and income on or from such property and to possess and exercise in respect thereto all of the rights, powers and privileges of ownership, including all voting powers thereon;

              To aid in any manner any corporation or association, domestic or foreign, or any firm or individual, any shares of stock in which or any bonds, debentures, notes, securities, evidences of indebtedness, contracts, or obligations of which are held by or for the Company, directly or indirectly, or in which, or in the welfare of which, the Company shall have any interest, and to do any acts designed to protect, preserve, improve or enhance the value of any property at any time held or controlled by the Company or in which it may be at any time interested, directly or indirectly or through other corporations or otherwise; and to organize or promote or facilitate the organization of subsidiary companies;

              To engage in any lawful business authorized by the State of North Carolina.

              IN FURTHERANCE AND NOT IN LIMITATION of the general powers conferred by the laws of the State of North Carolina and of the objects and purposes hereinbefore stated, it is hereby expressly provided that the Company shall also have the following powers, that is to say:

                  To do any or all things set forth to the same extent and as fully as natural persons might or could do, and in any part of the world, and as principal, agent, contractor or otherwise, and either alone or in conjunction with any other persons, firms, associations or corporations;

                  To borrow money, to issue bonds, promissory notes, bills of exchange, debentures and other obligations and evidences of indebtedness, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed or in payment for property purchased or acquired or for any other lawful object; to mortgage or pledge all or any part of its properties, rights, interests and franchises, including any or all shares of stock, bonds, debentures, notes, scrip, warrants or other obligation or evidences of indebtedness at any time owned by it;

                  To guarantee the payment of dividends upon any capital stock and to endorse or otherwise guarantee the principal or interest, or both, of any bonds, debentures, notes, scrip or other obligations or evidences of indebtedness, or the performance of any contract or obligation, of any other corporation or association, domestic or foreign, or of any firm or individual in which the Company may have a lawful interest, in so far and to the extent that such guaranty may be permitted by law;

                  To purchase or otherwise acquire its own shares of stock (so far as may be permitted by law), and its bonds, debentures, notes, scrip, warrants or other securities or evidences of indebtedness, and to cancel or to hold, sell, transfer or reissue the same;

                  To do any and all things necessary or convenient for the accomplishment of the objects herein enumerated, and in general to carry on any lawful business, incidental, necessary or convenient to any of said objects.

                  Nothing herein shall be deemed to limit or exclude any power, right or privilege given to the Company by law or construed to give the Company any rights, powers or privileges not permitted by the laws of the State of North Carolina to corporations organized under the statutes of the State of North Carolina for the general purposes for which the Company is organized.

                  The foregoing clauses shall be construed as objects, purposes and powers and it is hereby expressly provided that the foregoing specific enumeration shall not be held to limit or restrict in any manner the powers of the Company.

         3. Shareholder approval of the foregoing Amendment was obtained on the 8th day of May, 1996, as required by the North Carolina Business Corporation Act.

         This 8th day of May, 1996.

                                CAROLINA POWER & LIGHT COMPANY

                                By: /s/ Sherwood H. Smith, Jr.
                                ------------------------------
                                Title:   Chairman and Chief Executive Officer
                                ---------------------------------------------